                                                                    Exhibit 99.1
                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-4 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1996 to October 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of November, 1996.

                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ---------------------------
                                  Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1996

                            CUSIP#'S 393505-MK5,ML3,MM1,MN9,MP4,MQ2,MQ3
                            TRUST ACCOUNT #80-4139100
                            REMITTANCE DATE: 11/15/96

                                                         Total $   Per $1,000
Class A Certificates                                      Amount      Original
--------------------                               -------------   -----------

(1a)  Amount available (including Monthly
      Servicing Fee)                               $5,934,293.25

 (b)  Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                             0.00

 (c)  Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                          5,934,293.25

A.    Interest
      (2) Aggregate Interest
          a. Class A-1 Remittance Rate(5.95%)               5.95%
          b. Class A-1 Interest                       168,485.48     3.66272783
          c. Class A-2 Remittance Rate(6.30%)               6.30%
          d. Class A-2 Interest                       210,000.00     5.25000000
          e. Class A-3 Remittance Rate(6.50%)               6.50%
          f. Class A-3 Interest                       178,750.00     5.41666667
          g. Class A-4 Remittance Rate(6.80%)               6.80%
          h. Class A-4 Interest                       481,666.67     5.66666671
          i. Class A-5 Remittance Rate(7.15%)               7.15%
          j. Class A-5 Interest                       166,833.33     5.95833321
          k. Class A-6 Remittance Rate (7.40%)              7.40%
          l. Class A-6 Interest                       407,000.00     6.16666667
          m. Class A-7 Remittance Rate(7.90%,
             unless Weighted Average Contract
             rate is below 7.90%)                          7.90%
          n. Class A-7 Interest                       678,807.50     6.58333333

      (3) Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                       .00            .00

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%,6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1996
                                     Page 2

                                  CUSIP#'S 393505-MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                  TRUST ACCOUNT #80-4139100
                                  REMITTANCE DATE: 11/15/96

                                                        Total $      Per $1,000
                                                         Amount        Original
                                                      ---------     -----------

   (4)  Remaining:
        a. Unpaid Class A Interest
             Shortfall                                      .00            .00

B. Principal

   (5)  Formula Principal Distribution
         Amount                                    2,226,571.25            N/A
        a. Scheduled Principal                       715,130.05            N/A
        b. Principal Prepayments                   1,340,820.42            N/A
        c. Liquidated Contracts                      154,118.14            N/A
        d. Repurchases                                      .00            N/A
        e. Current Month Advanced Principal          533,359.39            N/A
        f. Prior Month Advanced Principal           (516,856.75)           N/A

   (6)  Pool Scheduled Principal Balance         460,971,844.18

  (6b)  Adjusted Pool Principal Balance          460,438,484.79   969.98786041

  (6c)  Pool Factor                                  0.96998786

   (7)  Unpaid Class A Principal Shortfall
         (if any) following prior Remittance date           .00

   (8)  Class A Percentage for such Remittance
         Date                                             92.31%

   (9)  Class A Percentage for the following
         Remittance Date                                  92.27%

  (10)  Class A Principal Distribution:
        a. Class A-1                               2,226,571.25    48.40372283
        b. Class A-2                                        .00            .00
        c. Class A-3                                        .00            .00
        d. Class A-4                                        .00            .00
        e. Class A-5                                        .00            .00
        f. Class A-6                                        .00            .00
        g. Class A-7                                        .00            .00

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996
                                    Page 3

                                                   CUSIP#'S 393505-
                                                   MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                                   TRUST ACCOUNT #80-4139100
                                                   REMITTANCE DATE: 11/15/96

                                                        Total $            Per $1,000
                                                        Amount              Original
                                                        -------            ----------
(11)      Class A-1 Principal Balance                31,753,693.79        690.29769109
(11a)     Class A-1 Pool Factor                          .69029769

(12)      Class A-2 Principal Balance                40,000,000.00        1000.0000000
(12a)     Class A-2 Pool Factor                         1.00000000

(13)      Class A-3 Principal Balance                33,000,000.00        1000.0000000
(13a)     Class A-3 Pool Factor                         1.00000000

(14)      Class A-4 Principal Balance                85,000,000.00        1000.0000000
(14a)     Class A-4 Pool Factor                         1.00000000

(15)      Class A-5 Principal Balance                28,000,000.00        1000.0000000
(15a)     Class A-5 Pool Factor                         1.00000000

(16)      Class A-6 Principal Balance                66,000,000.00        1000.0000000
(16a)     Class A-6 Pool Factor                         1.00000000

(17)      Class A-7 Principal Balance               103,110,000.00        1000.0000000
(17a)     Class A-7 Pool Factor                         1.00000000

(18)      Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                                 .00

                       GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 October 1996
                                    Page 4

                                                                    CUSIP#'S      393505-
                                                                    MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                                                    TRUST ACCOUNT #80-4139100
                                                                    REMITTANCE DATE: 11/15/96
C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (19) 31-59 days                                            3,309,329.51                110

     (20) 60 days or more                                       2,355,341.23                 70

     (21) Current Month Repossessions                             625,302.43                 22

     (22) Repossession Inventory                                1,123,538.11                 39

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23) Average Sixty-Day Delinquency Ratio Test

     (a)  Sixty-Day Delinquency Ratio for current Remittance Date                          .51%

     (b)  Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                                     .37%

(24) Average Thirty-Day Delinquency Ratio Test

     (a)  Thirty-Day Delinquency Ratio for current Remittance Date                         .72%

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                                     .66%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                           6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                 October 1996
                                    Page 5

                                                                  CUSIP#'S  393505-
                                                                  MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                                                  TRUST ACCOUNT #80-4139100
                                                                  REMITTANCE DATE: 11/15/96
(25) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from May 1, 2000 to
          April 28, 2001, 6.5% from May 1, 2001 to April 28,
          2002, 8.5% from May 1, 2002 to April 28, 2003 and
          and 9.5% thereafter)                                                           .02%

(26) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date                       54,041.43

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                                          .08%

(27) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                                             15.90%

(28) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                                      .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 12.00%                                               7.69%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.75%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 October  1996
                                     Page 6


                                                    CUSIP NO. 393505MR0
                                                    TRUST ACCOUNT #80-4139100
                                                    REMITTANCE DATE: 11/15/96

                                                   Total $         Per $1,000
                                                   Amount           Original
                                                   -------         ----------

CLASS M1 CERTIFICATES
---------------------
(29)   Amount available (including Monthly
       Servicing Fee)                             1,416,179.02

A.     Interest
(30)   Aggregate interest
       a.  Class M-1 Remittance Rate (7.75%,
           unless Weighted Average Contract
           Rate is below 7.75%)                          7.75%
       b.  Class M-1 Interest                       245,255.21       6.45833338

(31)   Amount applied to Class M-1 Interest
        Deficiency Amount                                  .00                0

(32)   Remaining unpaid Class M-1 Interest
        Deficiency Amount                                  .00                0

(33)   Amount Applied to:
        a.     Unpaid Class M-1 Interest Shortfall         .00                0

(34)   Remaining:
       a.     Unpaid Class M-1 Interest Shortfall          .00                0

B.     Principal
(35)   Formula Principal Distribution Amount               .00              N/A
       a.     Scheduled Principal                          .00              N/A
       b.     Principal Prepayments                        .00              N/A
       c.     Liquidated Contracts                         .00              N/A
       d.     Repurchases                                  .00              N/A

(36)   Class M-1 Principal Balance               37,975,000.00    1000.00000000
(36a)  Class M-1 Pool Factor                        1.00000000

(37)   Class M-1 Percentage for such Remittance Date      .00%

(38)   Class M-1 Principal Distribution:
       a.  Class M-1 (current)                             .00       0.00000000
       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance Date        .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996
                                    Page 7


                                                       CUSIP NO. 393505 MS8,MT6
                                                       TRUST ACCOUNT #80-4139100
                                                       REMITTANCE DATE: 11/15/96

                                                          Total $     Per $1,000
                                                           Amount      Original
                                                        -----------   ----------
(39)   Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date                .00

(40)   Class M-1 Percentage for the following
       Remittance Date                                           .00%

Class B1 Certificates
-----------------------
(1)    Amount Available less the Class A Distribution
       Amount and Class M-1 Distribution amount
       (including Monthly Servicing Fee)                1,170,923.81

(2)    Class B-1 Remittance Rate (7.80% unless
       Weighted Average Contract Rate is below 7.80%)           7.80%

(3)    Aggregate Class B1 Interest                        123,402.50  6.50000000

(4)    Amount applied to Unpaid Class B1 Interest
       Shortfall                                                 .00         .00

(5)    Remaining unpaid Class B1 Interest Shortfall              .00         .00

(6)    Amount applied to Class B1 Interest Deficiency
       Amount                                                    .00

(7)    Remaining Unpaid Class B-1 Interest Deficiency
       Amount                                                    .00

(8)    Unpaid Class B1 Principal Shortfall (if any)
       following prior Remittance Date                           .00

(8a)   Class B Percentage for such Remittance Date               .00

(9)    Current Principal (Class B Percentage of Formula
       Principal Distribution Amount)                            .00

                              GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
                          PASS-THROUGH CERTIFICATES, SERIES 1996-4
                                   CLASS M1 CERTIFICATES
                                       MONTHLY REPORT
                                        October 1996                 CUSIP NO. 393505 MS8, MT6
                                           Page 8                    TRUST ACCOUNT #80-4139100
                                                                     REMITTANCE DATE: 11/15/96

                                                                   Total $          Per $1,000
                                                                    Amount           Original
                                                                -------------       ----------
(10a)    Class B1 Principal Shortfall                                     .00

(10b)    Unpaid Class B1 Principal Shortfall                              .00

(11)     Class B Principal Balance                              35,599,791.00

(12)     Class B1 Principal Balance                             18,985,000.00


Class B2 Certificates
---------------------
(13)     Remaining Amount Available                              1,047,521.31

(14)     Class B-2 Remittance Rate (8.10% unless Weighted
         Average Contract Rate is less than 8.10%)                       8.10%

(15)     Aggregate Class B2 Interest                               112,149.84       6.75000005

(16)     Amount applied to Unpaid Class B2 Interest Shortfall             .00              .00

(17)     Remaining Unpaid Class B2 Interest Shortfall                     .00              .00

(18)     Unpaid Class B2 Principal Shortfall (if any)
         following prior Remittance Date                                  .00

(19)     Class B2 Principal Liquidation Loss Amount                       .00

(20)     Class B2 Principal (zero until Class B1 paid down;
         thereafter, Class B Percentage of Formula Principal
         Distribution Amount)                                             .00

(21)     Guarantee Payment                                                .00

(22)     Class B2 Principal Balance                             16,614,791.00


        GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
 PASS-THROUGH CERTIFICATES, SERIES 1996-4
         CLASS M1 CERTIFICATES
           MONTHLY REPORT
           October, 1996                             CUSIP NO. 393505 MS8, MT6
              Page 9                                 TRUST ACCOUNT #80-4139100
                                                     REMITTANCE DATE: 11/15/96

                                                        Total $       Per $1,000
                                                        Amount         Original
                                                     ------------     ----------
(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                                  192,992.46

(24) 3% Guarantee Fee                                  742,379.01

(25) Class C Residual Payment                                 .00

(26) Class M-1 Interest Deficiency on such
     Remittance Date                                          .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                          .00

(28) Repossessed Contracts                             625,302.43

(29) Repossessed Contracts Remaining
     in Inventory                                    1,123,538.11

(30) Weighted Average Contract Rate                      10.05167


                                     GTFC
                                    1996-4
                                 October 1996
                              Defaulted Contracts


                                                        Estimated
                                                         Loss At
Account#    Principal     Interest       Amount         Sale Date
--------    ----------    --------     ----------      -----------
23318306     31,049.70      193.54      31,243.24         4,676.26
47306380     22,537.48      140.48      22,677.96        12,177.38
65315107     20,894.59      130.24      21,024.83         8,042.63
81300052     33,170.42      206.76      33,377.18        10,183.37
87321727      5,013.02       31.24       5,044.26         3,708.62
96321851     26,182.77      163.20      26,345.97         2,997.57
97330788     15,270.16       95.18      15,365.34        11,680.60

TOTALS     $154,118.14     $960.64    $155,078.78       $53,466.43
           ===========     =======    ===========       ==========
